UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 21, 2008
MERRILL LYNCH & CO., INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-7182 (Commission File Number)	13-2740599 (I.R.S. Employer Identification No.)

4 World Financial Center
New York, New York	10080
(Address of Principal Executive Office)	(Zip Code)
(212) 449-1000
Registrant’s telephone number, including area code
N.A.
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Settlement of Certain Litigation
     As previously disclosed at pages 71-73 of the definitive proxy statement dated October 31, 2008 under the heading “The Merger—Litigation Relating to the Merger,” Merrill Lynch, the members of its board of directors, and Bank of America have been named as defendants in certain actions filed on behalf of Merrill Lynch stockholders challenging the proposed merger of Bank of America and Merrill Lynch. As disclosed in the proxy statement, these actions include purported stockholder class actions in the Delaware Court of Chancery, the U.S. District Court for the Southern District of New York and the Supreme Court of the State of New York.
     As also disclosed in the proxy statement, on October 28, 2008, the Court of Chancery denied defendants’ motions to stay that litigation and granted plaintiff’s motion for expedited discovery with respect to some, but not all, of plaintiff’s allegations. The Court of Chancery later scheduled a hearing on plaintiff’s motion to preliminarily enjoin the proposed merger for December 1, 2008. Pursuant to the Court of Chancery’s order, the plaintiff obtained document and deposition discovery related to its claims. The plaintiffs in the Southern District of New York action also participated in discovery in the Court of Chancery action. On November 7, 2008, the defendants filed motions to dismiss the federal action. Merrill Lynch has also filed a motion to consolidate and stay the actions pending in the Supreme Court of the State of New York, which is pending decision.
     On November 21, 2008, the defendants entered into a memorandum of understanding with the plaintiffs in the Court of Chancery and in the Southern District of New York actions regarding the settlement of the Court of Chancery action and the merger-related claims in the Southern District of New York action. In connection with the settlement contemplated by the memorandum of understanding, Merrill Lynch and Bank of America agreed to make certain additional disclosures related to the proposed merger, which are contained in this Form 8-K. Subject to completion of certain confirmatory discovery by counsel to the plaintiffs in the Court of Chancery and Southern District of New York actions, the memorandum of understanding contemplates that the parties will enter into a stipulation of settlement.
     The stipulation of settlement will be subject to customary conditions, including court approval following notice to Merrill Lynch’s stockholders. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Court of Chancery will consider the fairness, reasonableness, and adequacy of the settlement. If the settlement is finally approved by the court, it will resolve and release all claims in all actions that were or could have been brought challenging any aspect of the proposed merger, the merger agreement, and any disclosure made in connection therewith, pursuant to terms that will be disclosed to stockholders prior to final approval of the settlement. In addition, in connection with the settlement, the parties contemplate that plaintiffs’ counsel in the Court of Chancery and Southern District of New York actions will file petitions for the award of attorneys’ fees and expenses to be paid by Merrill Lynch and/or its successor(s) in interest. Merrill Lynch (and/or its successor(s) in interest) shall pay or cause to be paid such award(s) of attorneys’ fees and expenses. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Court of Chancery will approve the settlement even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated.
SUPPLEMENT TO DEFINITIVE PROXY STATEMENT
     In connection with the settlement of certain outstanding stockholder suits as described in this Form 8-K, Merrill Lynch has agreed to make these supplemental disclosures to the proxy statement dated October 31, 2008. This supplemental information should be read in conjunction with the proxy statement, which should be read in its entirety.
September 14, 2008 Merrill Lynch Board of Directors Informational Call
     This disclosure supplements the discussion at page 50 of the proxy statement concerning the informational conference call held by the Merrill Lynch board of directors on September 14, 2008.
     As part of the update to the board members concerning the meetings held over the weekend between government officials and senior executives at leading financial services companies, Mr. Thain, Merrill Lynch’s Chairman and Chief Executive Officer, informed the board that Lehman Brothers Holdings, Inc. was expected to file for bankruptcy.
Impact of a Potential Credit Rating Downgrade and Related Matters
     This disclosure supplements the discussion at page 52 of the proxy statement under the heading “Business Condition and Prospects of Merrill Lynch.”
     In connection with its consideration of the risk that Merrill Lynch’s credit ratings could be further downgraded and the potential effect such actions could have on Merrill Lynch’s businesses and its liquidity position and funding capabilities, Merrill Lynch’s board of directors considered the potential that such a downgrade, in the context of then-current market conditions, would increase Merrill Lynch’s cost of capital, adversely impact its access to short-term financing, limit the ability or willingness of certain counterparties to extend credit to or trade with Merrill Lynch, increase the levels of collateral required from Merrill Lynch by trading counterparties and financing sources, and adversely affect market and customer perceptions concerning Merrill Lynch’s financial condition.
Exploratory Discussions Regarding Potential Transactions With Other Financial Institutions
     This disclosure supplements the discussion at page 50 of the proxy statement concerning the “Background of the Merger.”
     At the time Merrill Lynch decided not to pursue further the exploratory discussions it was having with two other large financial services companies, certain terms of the merger agreement and stock option agreement with Bank of America remained subject to negotiation, Merrill Lynch’s financial advisor, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), had not yet rendered its fairness opinion to Merrill Lynch’s board of directors, and the proposed merger agreement with Bank of America was still subject to consideration and approval by both companies’ boards of directors.
Merrill Lynch’s Due Diligence of Bank of America
     This disclosure supplements the discussion at pages 49-50 of the proxy statement concerning the “Background of the Merger” and pages 56-62 of the proxy statement concerning the “Opinion of Merrill Lynch’s Financial Advisor.”
     Prior to the approval of the merger agreement by Merrill Lynch’s board of directors, Merrill Lynch and MLPFS conducted a due diligence investigation of Bank of America that included, among other things, a review of Bank of America’s public regulatory filings, other publicly available data, including consensus analyst estimates from Reuters concerning Bank of America, and meetings on September 13 and 14, 2008 with Bank of America executives and employees, including financial, operational, risk management, and legal personnel concerning Bank of America’s anticipated financial performance, assets and liabilities, including its exposure to and risk management and valuations of key classes of assets and liabilities, as well as its capitalization.
     In addition, as discussed at page 49 of the proxy statement, management and the board of directors of Merrill Lynch regularly review and consider strategic options. Merrill Lynch’s board of directors and/or the Finance Committee of the board of directors have received analyses of potential business combinations and strategic alternatives at various points in the past, including an October 2007 presentation to the Finance Committee and a July 2008 presentation to the board of directors. The analyses included a review of the strategic merits of a variety of courses of action, including business combinations with other financial services companies, including Bank of America. MLPFS and Merrill Lynch’s management and board of directors had the benefit of these prior analyses when they considered the proposed merger.
Merrill Lynch’s Financial Advisor
     This disclosure supplements the discussion at page 62 of the proxy statement.
     Officers of Merrill Lynch engaged MLPFS as Merrill Lynch’s financial advisor on September 13, 2008, and MLPFS participated and assisted in conducting due diligence of Bank of America. The MLPFS senior personnel that worked on the transaction were selected on the basis of their experience in transactions involving financial services companies and their familiarity with Merrill Lynch’s business development strategy. MLPFS selected the members of the committee that approved the fairness opinion from persons not otherwise involved in negotiating the proposed merger with Bank of America. All of the MLPFS personnel who worked on the transaction or acted as members of the fairness committee were employees of MLPFS at the time. MLPFS is a wholly-owned subsidiary of Merrill Lynch, and thus its employees have actual or potential financial interests in the merger, including the prospect of continued employment with the successor entity after the close of the proposed merger.

Executive Positions of Merrill Lynch Personnel
     This disclosure supplements the discussion at pages 73-75 concerning “Merrill Lynch’s Officers and Directors Have Financial Interests in the Merger.”
     Subsequent to the announcement of the proposed merger of Bank of America and Merrill Lynch, it has been determined and announced that certain Merrill Lynch executives will hold certain executive positions in the combined company. These determinations were made subsequent to the approval by Merrill Lynch’s board of directors of Merrill Lynch’s entry into the proposed transaction and announcement of the transaction, and no Merrill Lynch employee was offered such a position in the combined company prior to such approval and announcement.
Merrill Lynch’s Consideration of Certain Derivative Lawsuits
     The disclosure supplements the discussion at pages 71-73 of the proxy statement concerning “Litigation Relating to the Merger.”
     Current and former directors of Merrill Lynch are defendants in lawsuits brought by plaintiffs asserting derivative claims on behalf of Merrill Lynch. As stated in the proxy statement at page 73, upon consummation of the merger, the plaintiffs who have asserted derivative claims on behalf of Merrill Lynch may lose standing to assert such claims on behalf of Merrill Lynch because they will no longer be Merrill Lynch stockholders.
     Between November 2007 and February 2008, Merrill Lynch received four demands that it commence legal proceedings against present and former officers and directors of Merrill Lynch in connection with, among other things, Merrill Lynch’s investments in collateralized debt obligations and associated losses and disclosures. Merrill Lynch’s board of directors considered and rejected each such demand. In letters rejecting these demands, Merrill Lynch represented that the board of directors had concluded that it was not in the best interests of Merrill Lynch to pursue the claims at this time after considering a significant amount of information, including, among other things, information presented at January 28, April 24, and July 30, 2008 board of directors meetings. In the letters, Merrill Lynch also represented that, in assessing this information, the board of directors took into account, among other things, the claims in the pending and related federal securities and Employee Retirement Investment Security Act (“ERISA”) lawsuits and regulatory investigations involving Merrill Lynch’s investment in and underwriting of collateralized debt obligations; as well as the likelihood of recovery from the individuals who would be named as defendants in the lawsuits proposed in the demand letters, or their insurers; the potentially adverse effect that pursuing the claims demanded would have on Merrill Lynch’s defenses in the pending securities and ERISA lawsuits and regulatory investigations; the significant risk that pursuing the claims could require Merrill Lynch, under applicable Delaware law and its Certificate of Incorporation, to indemnify individuals for the substantial costs and expenses they would incur in defending the claims; the significant remedial actions undertaken by Merrill Lynch related to issues raised in the demands; and the exacting standard that must be met to prove that directors or officers breached fiduciary duties by failing to adequately exercise oversight over employees of Merrill Lynch. The board of directors did not further value or analyze the merits of any stockholder derivative claims specifically in connection with its approval of the merger agreement with Bank of America.

*      *       *
     In connection with the proposed merger, Bank of America has filed with the Securities and Exchange Commission (the “SEC”), along with other relevant documents, a Definitive Registration Statement on Form S-4 that includes a joint proxy statement of Bank of America and Merrill Lynch that also constitutes a prospectus of Bank of America. Bank of America and Merrill Lynch have mailed the joint proxy statement/prospectus to their respective stockholders. Bank of America and Merrill Lynch urge investors and security holders to read the joint proxy statement/prospectus regarding the proposed merger because it contains important information. You may obtain copies of the joint proxy statement/prospectus and other relevant documents filed or to be filed by Bank of America and Merrill Lynch with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from Bank of America’s website (www.bankofamerica.com) under the tab “About Bank of America” and then under the heading “Investor Relations” and then under the item “SEC Filings”. You may also obtain these documents, free of charge, from Merrill Lynch’s investor relations website (www.ir.ml.com) under the heading “SEC Filings”.
     Bank of America, Merrill Lynch, and their respective directors, executive officers and other employees may be engaged in a solicitation of proxies from the securityholders of Bank of America or Merrill Lynch in connection with the proposed merger. At the commencement of a proxy solicitation, Bank of America, Merrill Lynch and their respective directors, executive officers and other employees may be deemed to be participants in such solicitation. You can also find information about Bank of America’s executive officers and directors in its definitive proxy statement filed with the SEC on March 19, 2008. Additional information about the interests of potential participants is included in the joint proxy statement/prospectus referred to above. You can find information about Merrill Lynch’s executive officers and directors in its definitive proxy statement filed with the SEC on March 14, 2008. You can obtain free copies of these documents from Bank of America and Merrill Lynch using the information above.
     Merrill Lynch may make forward-looking statements, including, for example, statements about management expectations, strategic objectives, growth opportunities, business prospects, anticipated financial results, the impact of off balance sheet arrangements, significant contractual obligations, anticipated results of litigation and regulatory investigations and proceedings, and other similar matters. These forward-looking statements are not statements of historical facts and represent only Merrill Lynch’s beliefs regarding future performance, which is inherently uncertain. There are a variety of factors, many of which are beyond Merrill Lynch’s control, which affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to, financial market volatility, actions and initiatives taken by both current and potential competitors, general economic conditions, the effects of current, pending and future legislation, regulation and regulatory actions, and the other risks and uncertainties detailed in Merrill Lynch’s Annual Report on Form 10-K for the fiscal year ended December 28, 2007 and subsequent reports on Forms 10-Q and 8-K. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Merrill Lynch does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements are made. The reader should, however, consult any further disclosures Merrill Lynch may make in its reports on Form 10-K, Form 10-Q and Form 8-K.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH & CO., INC.
By:	/s/ Judith A. Witterschein
	Name:	Judith A. Witterschein
	Title:	Vice President and Corporate Secretary

Date: November 21, 2008